UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

SA FUNDS – INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials:

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SA FUNDS PHONE SOLICITATION SCRIPT

Greeting:

Hello, is Mr. /Ms. _________ available please?

Hello, Mr. /Ms.                , my name is                      and I am calling from Broadridge on behalf of the SA Funds. This conversation is being recorded. Broadridge has been retained by the SA Funds to help solicit and record shareholder votes in connection with the upcoming Special Meeting of Shareholders to be held on October 27, 2008. Recently you were mailed voting materials for this Meeting. Have you received the materials?

If Not Received:

I can resend the materials to you. Do you have an email address this can be sent to?

(If yes, type email address in the notes and read it back phonetically to the shareholder) Thank you. I am sending you an email that contains a link to the SA Funds’ proxy statement. You should receive the email momentarily. Would you like me to wait while you access the proxy statement and then I can record your vote now over the phone? The voting process will take only a few moments.

(If yes:) Thank you. Please let me know when you have accessed the proxy statement. (After the shareholder has stated that s/he has accessed the proxy statement, ask:) Do you have any questions before we proceed? (If no, proceed with voting process) (If yes, take time to answer all of the shareholder’s questions carefully. Do not give advice. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections. After you answer all of the shareholder’s questions, ask:) Are you ready? (If yes, proceed with voting process)

(If no:) That’s fine. However, to cast your vote you will need to call us back at the toll free number listed in the email.

(If no, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Received:

For your convenience, would you like me to record your vote now over the phone? The process will take only a few moments.

If Unsure of Voting:

Would you like me to review the proposals with you? (Take time to answer all of the shareholder’s questions carefully. Do not give advice. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections. After you answer all of the shareholder’s questions, ask:) Would you like me to record your vote now over the phone? (If they agree, continue with the voting process.)

If Yes:

Thank you. Do you have any questions before we proceed?

(If yes, take time to answer all of the shareholder’s questions carefully. Do not give advice. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections. After you answer all of the shareholder’s questions, ask:) Are you ready?

Recording of Vote:

Again, my name is                      , and I am a proxy voting specialist calling from Broadridge on behalf of the SA Funds. Today’s date is                 and the time is            Eastern Time.

Would you please state your full name and full mailing address?

Are you authorized to vote all shares?

(If yes, proceed with voting process)
(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The SA Funds Board of Trustees recommends that you vote in favor of the two proposals as set forth in the voting materials you received. Would you like to vote [your account]/[each of your accounts] in favor of each of the proposals, as recommended by the Board of Trustees?

For Favorable Vote:

Mr. /Ms.                I have recorded your vote as follows: For all of your SA Funds accounts you are voting “FOR” each of the proposals as set forth in the voting materials you received. Is that correct?

For Non-Favorable Vote:

Mr./Ms.                I have recorded your vote as follows: For all of your SA Funds accounts you are voting “AGAINST” each of the proposals as set forth in the voting materials you received. Is that correct?

For Abstentions:

Mr./Ms.                I have recorded your vote as follows: For all of your SA Funds accounts you are abstaining on each of the proposals as set forth in the voting materials you received. Is that correct?

In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to make any changes you may contact us by calling 866-615-7869. Thank you for voting and have a pleasant day/evening.

If Shares were sold after record date

I understand Mr./Ms.__________, however, you were a shareholder on the record date and therefore you are still entitled to vote. Would you have any objection to voting now?

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. I encourage you to vote at your earliest convenience by signing and dating the voting card you received and returning it in the envelope provided. You can also vote by calling the number listed on your voting card or by going on-line to the website listed on your voting card. Are your sure you would not like me to record your vote now over the phone?

(If no:) Thank you, again, for your time today, and have a pleasant day/evening.

(If yes, return to the voting process above.)

October 13, 2008

YOUR PROMPT ATTENTION IS REQUESTED

Dear SA Funds Shareholder:

Our records indicate that we have not yet received your vote on two important proposals affecting your SA Funds. A few weeks ago we mailed you a package of information, including a proxy statement and voting card(s), relating to the upcoming Special Meeting of SA Funds Shareholders.

Your Board of Trustees recommends that you vote “FOR” the two proposals.

VOTING IS QUICK AND EASY!

By voting now, you help avoid the inconvenience and additional costs of follow-up mailings and calls.

Please vote by October 23, 2008, using one of the following methods:

SPEAK TO A LIVE VOTING SPECIALIST: Call 866-615-7869 and a representative from Broadridge, the SA Funds’ proxy solicitor, will answer your questions and record your vote. Representatives are available Monday – Friday 9:30 a.m. - 9:00 p.m. (Eastern Time) and Saturday 10:00 a.m. - 6:00 p.m. (Eastern Time).

VOTE BY TELEPHONE: Call the number listed on your voting card(s), enter the control number printed on the card and follow the simple instructions. Available 24 hours a day, 7 days a week. If you have more than one voting card, you can vote each card during the call.

VOTE VIA THE INTERNET: Log on to the website listed on your voting card(s), enter the control number printed on the card and follow the simple instructions. If you have more than one voting card, you can vote each card on the website.

VOTE BY MAIL: Simply return your signed and dated voting card(s) using the enclosed postage-paid envelope immediately so that we will receive your vote by October 23, 2008.

If you have already voted, thank you for your participation.

YOUR VOTE IS IMPORTANT!  PLEASE VOTE TODAY!

SAF 2ND 10/08